Disposals	12 Months Ended
Dec. 31, 2017
Non-current Assets Held For Sale And Discontinued Operations [Abstract]
Disposals
Disposals

Year ended December 31, 2015

Sale of La Cañada Farm.

In November 2015, the Group completed the sale of “La Cañada”, a 3,399 hectare farm located in the province of San Luis, Argentina, for a total consideration of US$ 12.6 million fully collected as of year-end. This transaction resulted in a gain of US$ 7.9 million included within “Other operating income, net”.

Sale of 49% of interest in Global Acamante S.L.U. Global Calidon S.L.U., Global Carelio S.L.U. and Global Mirabilis S.L.U.

In December, 2015, the Group completed the sale of a 49% interest in Global Acamante S.L.U., Global Calidon S.L.U., Global Carelio S.L.U. and Global Mirabilis S.L.U., companies which main underlying assets are El Orden and La Carolina farms, for an aggregate sale price of US$ 22.0 million, which were fully collected at the time of the transaction.

The sale of the respective equity interests did not result in the loss of control of these companies and therefore. The difference between the net proceeds received and the recognition of the non-controlling interest was registered in Statement of Changes in Shareholders’ Equity under the line item “Reserve from the sale of non-controlling interests in subsidiaries” for an amount of US$ 19.9 million (US$ 16.1 million in the column item “Reserve from the sale of non-controlling interests in subsidiaries” and US$ 3.9 million in the column item “Cumulative Translation Adjustment”) and also an increase in non-controlling interest of US$ 2.0 million.